EXHIBIT 10.21  MODIFICATION OF TERM LOAN
               REVOLVING CREDIT AND SECURITY AGREEMENT

        THIS AGREEMENT is made as of the 30 day of May, 1996, by and between SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association (the
"Lender"), ABLE TELCOM HOLDING CORPORATION, a Florida corporation (the "Borrower") and TRANSPORTATION SAFETY CONTRACTORS, INC., a Florida corporation, TRANSPORTATION SAFETY CONTRACTORS OF VIRGINIA, INC., a Virginia corporation, BCD COMMUNICATIONS, INC., a Florida corporation and TIPCO, INC., a Florida corporation (singularly a "Guarantor" and collectively the "Guarantors").

                                         WITNESSETH:

        WHEREAS, Lender, Borrower and Guarantors entered into a Term Loan, Revolving Credit and Security Agreement dated as of November 29, 1995 (the "Loan Agreement") in connection with which Lender made available to Borrower certain Loans as defined in the Loan Agreement, which are evidenced and secured by the Loan Documents, as defined in the Loan Agreement; and

        WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement to revise certain financial covenants; and

        WHEREAS, the Guarantors have agreed to execute this Agreement to evidence their consent to the amendments to the Loan Agreement contained herein and to affirm the continuing validity of the Guaranty Agreements, after the amendments contained herein.

        NOW, THEREFORE, in consideration of the mutual promises and covenants of this agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantors agree as follows:

        1. RECITALS/TERMS. All of the recitals set forth above are true and correct and by this reference are made a material part of this Agreement. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning when used herein unless the context herein shall require otherwise.

        2.     DEFINITIONS.

               (a) The definition of "Debt Service" is hereby amended to read as follows:

                      "DEBT SERVICE" is defined as the current portion of all long term debt, as calculated in accordance with generally accepted accounting principles and reflected in the consolidated financial statement of Borrower and the Subsidiaries, excluding the promissory note(s) from Borrowers to (i) H.C. Connell in the original principal amount of $1,869,049.00 dated December 7, 1995; (ii) Bill Caudill in the original principal amount of $250,000.00 dated December 7, 1995; (iii) Frazer Gaines in the original principal amount of $250,000.00 dated December 7, 1995; and (iv) the three promissory notes from the Borrower to the prior principal shareholders of

                      Transportation Safety Contractors, Inc. in the original aggregate principal amount of $1,307,967.00 dated June 1994, plus all interest payments due on Borrower's Debt during the period in question.

               (b) The definition of "Funded Debt" is hereby amended to read as follows:

                      "FUNDED DEBT" is defined as total liabilities, as calculated in accordance with generally accepted accounting principles and reflected in the consolidated financial statement of Borrower and the Subsidiaries, less
                      (i) accounts payable; (ii) income taxes payable; (iii) accrued expenses; (iv) the promissory notes(s) from Borrowers to (a) H.C. Connell in the original principal amount of $1,869,049.00 dated December 7, 1995; (b) Bill Caudill in the original principal amount of $250,000.00 dated December 7, 1995; (c) Frazer Gaines in the original principal amount of $250,000.00 dated December 7, 1995;
                      (v) the three promissory notes from the Borrower to the prior principal shareholders of Transportation Safety Contractors, Inc. in the original aggregate principal amount of $1,307,967.00 dated June 1994; and (vi) the equipment and revolving loan from SunTrust Bank, Mid-Florida, N.A. in the principal amount of $340,000.00 and $200,000.00, respectively. Funded Debt shall also include the redemption amount with respect to any stock of the Borrower or the Subsidiaries required to be redeemed within the next twelve months.

               (c)    The following definition is added to Article 1 of the Loan
                      Agreement:

                      "NONRECURRING WRITE OFF" means the loss from Latin American operations ($3,308,149.00) charged to Borrower's second quarter 1996 earnings taken in connection with the restructuring of Borrower's Latin American operations.

        3.     REVISIONS TO FINANCIAL COVENANTS.

               (a)    Section 6.20 is hereby amended to read as follows:

                      6.20 SUBSIDIARIES. The Borrower and/or its Subsidiaries will not be permitted to make acquisitions or enter into joint venture agreements without the prior written consent of the Lender until Borrower and Guarantors achieve compliance with the financial covenant ratio(s) required to be achieved by July 31, 1997, under Sections 6.21, 6.22 and 6.23 of the Loan Agreement, as modified by this Agreement. Thereafter new Subsidiaries may be acquired without the prior written consent of the Bank provided Borrower provides prior written notice to the Bank containing a certification that the terms of this Agreement and the special terms outlined below will be complied with after said acquisition. The special terms are:

                      (a) The Subsidiary to be acquired is engaged in one of the three primary lines of business for the Borrower -- highway signage, telecommunications or utility installation;

                      (b)    The  ratio  of  the  combined   earnings   before
                             deduction  of interest,  taxes,   depreciation,
                             amortization and lease payments of Borrower and the Subsidiary to be acquired calculated on a trailing four quarters basis for both the Borrower and the Subsidiary to be acquired, divided by the combined projected interest, principal and lease payments of Borrower and the Subsidiary to be acquired, calculated for the four quarters after acquisition shall be greater than 1.75X; and

                        (c) The total value of the consideration to be given, debt to be assumed and expenses to be incurred by Borrower and the Subsidiaries in connection with such acquisition shall not exceed $1,000,000.00.

               (b)    Section 6.21 is hereby amended to read as follows:

                      6.21. NET WORTH. Shall maintain Borrower's Tangible Net Worth to be not less than $8,300,000.00 as of April 30, 1996, $8,500,000.00 as of July 31, 1996, $8,700,000.00 as
                      of October 31, 1996,  $8,900,00000 as of January 31, 1997,
                      $9,100,000.00  as of April 30, 1997 and  $9,300,000.00  at
                      all times after July 31, 1997.

               (c)    Section 6.22 is hereby amended to read as follows:

                      6.22 FUNDED DEBT/TANGIBLE NET WORTH. Shall assure that the ratio of Borrower's Funded Debt to Borrower's Tangible Net Worth shall be less than: 1.60X as of July 31, and October 31, 1996; 1.50X as of January 31 and April 30, 1997; and 1.40x at the end of each fiscal quarter beginning July 31, 1997.

               (d)    Section 6.23 is hereby amended to read as follows:

                      6.23 DEBT SERVICE. Shall assure that the ratio of Borrower's earnings before deduction of interest payments, taxes, depreciation, amortization and the Nonrecurring Write Off shall be greater than 1.20X Debt Service measured quarterly beginning April 30, 1996 for the trailing four quarters.

        4. WAIVER OF DEFAULTS. Lender agrees that Lender waives any default in Borrower's compliance with the covenants in Section 6.21, 6.22 and 6.23, which occurred prior to the date of this Agreement. Lender hereby reserves any and all rights and remedies exercisable on the occurrence of an existing or future Event of Default other than those expressly waived above.

        5. GUARANTY AGREEMENTS. Guarantors hereby ratify and confirm the continuing validity of the Guaranty Agreements and any other documents or agreements given by any Guarantor in connection with the Loan Documents notwithstanding the amendments to the Loan Agreement contained herein and hereby further consent to such amendments.

6. NO DEFAULT. Borrower and Guarantors hereby warrant and represent to Lender that, after giving effect to this Modification, Borrower and Guarantors are in compliance with all provisions of the Loan Agreement and all other Loan Documents and that no default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a default or Event of Default.

7.      MISCELLANEOUS.

               (a) This agreement shall be governed by and construed in accordance with the law of the State of Florida. In the event of any dispute hereunder, the prevailing party shall be entitled to recover all costs and attorney's fees from the non-prevailing party. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. The Loan Agreement shall continue in full force and effect as modified by this Modification. In the event the terms of this Modification conflict with the terms of the Loan Agreement, the terms of this Modification shall control.

               (b) This Modification constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understanding, negotiations and discussions, both written and oral, are merged into this Modification. Except as hereinabove specifically amended, all other provisions of the Loan Agreement and each of the other Loan Documents amended hereby shall remain unchanged and in full force and effect. Without limiting the generality of any of the provisions of this Modification, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Loan Agreement or any of the Loan Documents as amended hereby.

               (c)  This   Modification   may  be  executed  in  any  number  of
        counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

               (d) This Modification shall be binding upon and inure to the benefit of the Borrower, the Guarantors and the Lender and their respective heirs, legal representatives, executors, successors and assigns.

        8. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, EACH OF THE BORROWER AND THE GUARANTORS HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES THE LENDER AND EACH OF THE LENDER'S RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL

CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDER OR ANY ONE OR MORE OF THE LENDER'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE LOAN AGREEMENT, AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

        9. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWER. FURTHER, EACH OF THE BORROWER AND THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO

REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

        IN WITNESS WHEREOF, Borrower, Lender and Guarantor have caused this agreement to be executed as of the day and year set forth above.

Witnesses:                                  LENDER:
                                            SUNTRUST BANK, SOUTH FLORIDA, N.A.,
                                            a national banking association

/S/GRETCHEN W. SOLAR                   By /S/PAUL BERRYMAN
------------------------------------   ---------------------------------------
Print Name: GRETCHEN W. SOLAR          Print Name:  PAUL R. BERRYMAN
            ------------------------                --------------------------
                                       Its: SENIOR VICE PRESIDENT
                                            ----------------------------------
/S/MERCEDES ALVAREZ
------------------------------------
Print Name: MERCEDES ALVAREZ
            ------------------------

                                            BORROWER:
                                            ABLE TELCOM HOLDING CORPORATION, a
                                            Florida corporation

/S/DANIEL L. OSBORNE
------------------------------------   By: /S/WILLIAM J. MERCURIO
Print Name: DANIEL L. OSBORNE              -----------------------------------
            ------------------------   Print Name: WILLIAM J. MERCURIO
                                                   ---------------------------
                                       Its: CHIEF EXECUTIVE OFFICER
                                            ----------------------------------
/S/ROSEMARIE MULHOLLAND
------------------------------------
Print Name: ROSEMARIE MULHOLLAND
            ------------------------
                                            GUARANTORS:
                                            TRANSPORTATION SAFETY CONTRACTORS,
                                            INC., a Florida corporation

/S/DANIEL L. OSBORNE
-----------------------------------    By: /S/WILLIAM J. MERCURIO
Print Name: DANIEL L. OSBORNE          ---------------------------------------
                                       Print Name: WILLIAM J. MERCURIO
                                                   ---------------------------
                                       Its: CHAIRMAN
/S/ROSEMARIE MULHOLLAND                     ----------------------------------
-----------------------------------
Print Name: ROSEMARIE MULHOLLAND
            -----------------------

                           [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                            TRANSPORTATION SAFETY CONTRACTORS OF
                                            VIRGINIA, a Virginia corporation

/S/DANIEL L. OSBORNE
------------------------------------
Print Name: DANIEL L. OSBORNE               By:/S/WILLIAM J. MERCURIO
            -----------------------         ---------------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                                        ---------------------
                                            Its: CHAIRMAN
                                                 ----------------------------
/S/ROSEMARIE MULHOLLAND
------------------------------------
Print Name: ROSEMARIE MULHOLLAND
            ------------------------
                                            BCD COMMUNICATIONS, INC., a Florida
                                            corporation

/S/DANIEL L. OSBORNE
------------------------------------        By:/S/ WILLIAM J. MERCURIO
Print Name: DANIEL L. OSBORNE               ---------------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                                         --------------------
                                            Its:CHAIRMAN
                                                -----------------------------

/S/ROSEMARIE MULHOLLAND
-----------------------------------
Print Name: ROSEMARIE MULHOLLAND
            -----------------------
                                            TIPCO, INC., a Florida corporation

/S/ DANIEL L. OSBORNE
-----------------------------------         By: /S/ WILLIAM J. MERCURIO
Print Name: DANIEL L. OSBORNE               -------------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                                        -------------------
                                            Its:CHAIRMAN
                                                ---------------------------
/S/ROSEMARIE MULHOLLAND
----------------------------------
Print Name: ROSEMARIE MULHOLLAND
            ----------------------

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing instrument was acknowledged before me this 8 day of JULY, 1996, by PAUL R. BERRYMAN as SENIOR VICE PRESIDENT of SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association, on behalf of the bank. HE/She IS PERSONALLY KNOWN TO ME or has produced _________________________ as identification.

                                /S/ MINDY J. GABRIEL...........................
                                MINDY J. GABRIEL..................Printed Name:
                                 Notary Public
                                 CC497982........................Commission No.:
                                 My Commission Expires:  NOV. 02, 1999

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing instrument was acknowledged before me this 30TH day of MAY, 1996, by WILLIAM J. MERCURIO as CHIEF EXEC. OFFICER of ABLE TELCOM HOLDING CORPORATION, a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced _________________________ as identification.

                             /S/ STACEY C. MCKISSICK........................
                             STACEY C. MCKISSICK...............Printed Name:
                               Notary Public
                               CC555959........................Commission No.:
                               My Commission Expires:  MAY 19, 2000

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing  instrument  was  acknowledged  before me this 30TH day of
MAY, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TRANSPORTATION SAFETY CONTRACTORS, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced _________________________ as identification.

                             /S/ STACEY C. MCKISSICK.......................
                             STACEY C. MCKISSICK..............Printed Name:
                              Notary Public
                              CC555959........................Commission No.:
                              My Commission Expires:  MAY 19, 2000

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing  instrument  was  acknowledged  before me this 30TH day of
MAY,  1996,  by  WILLIAM  J.  MERCURIO  as  CHAIRMAN  of  TRANSPORTATION  SAFETY
CONTRACTORS OF VIRGINIA, INC., a Virginia corporation, on behalf of the corporation. He/She is personally known to me or has produced _________________________ as identification.

                              /S/STACEY C. MCKISSICK.........................
                              STACEY C. MCKISSICK...............Printed Name:
                               Notary Public
                               CC555959........................Commission No.:
                               My Commission Expires:  MAY 19, 2000

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing instrument was acknowledged before me this 30TH day of MAY, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of BCD COMMUNICATIONS, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced _________________________ as identification.

                              /S/STACEY C. MCKISSICK..........................
                              STACEY C. MCKISSICK................Printed Name:
                                  Notary Public
                                  CC555959......................Commission No.:
                                  My Commission Expires:  MAY 19, 2000

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing instrument was acknowledged before me this 30TH day of MAY, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TIPCO, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced _________________________ as identification.

                              /S/STACEY C. MCKISSICK..........................
                              STACEY C. MCKISSICK................Printed Name:
                                  Notary Public
                                  CC555959......................Commission No.:
                                  My Commission Expires:  MAY 19, 2000

WPALM/41434_1.DOC